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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       SUPPLEMENT DATED SEPTEMBER 11, 2007

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This information supplements the Income Funds Prospectus of First American
Investment Funds, Inc. ("FAIF"), dated October 30, 2006, as previously supplemented February 27, 2007 (the "Prospectus"). This supplement and the Prospectus constitute a current Prospectus. To request a copy of the Prospectus, please call 800-677-FUND.

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Information regarding the portfolio managers primarily responsible for the management of High Income Bond Fund, as set forth in the Prospectus under the heading "Additional Information--Management--Portfolio Management," is replaced by the following:

High Income Bond Fund. John T. Fruit has served as the primary portfolio manager for the fund since October 2006 and had previously co-managed the fund since November 2005. Gregory A. Hanson has co-managed the fund since March 2006.

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